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Exhibit 99

                       BRADY CORPORATION RESTORATION PLAN

                    RESTATED EFFECTIVE AS OF JANUARY 1, 2005

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                                TABLE OF CONTENTS

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
ARTICLE I    INTRODUCTION ...............................................     1
    1.1      Establishment and Effective Date ...........................     1
    1.2      Purpose ....................................................     1
    1.3      Section 409A ...............................................     1

ARTICLE II   DEFINITIONS ................................................     2
    2.1      Account ....................................................     2
    2.2      Additional Employer Contribution ...........................     2
    2.3      Additional Matching Contribution ...........................     2
    2.4      Affiliate ..................................................     2
    2.5      Beneficiary ................................................     2
    2.6      Board ......................................................     2
    2.7      Code .......................................................     2
    2.8      Committee ..................................................     2
    2.9      Compensation ...............................................     2
    2.10     Elective Deferral ..........................................     3
    2.11     Elective Deferral Account ..................................     3
    2.12     Eligible Employee ..........................................     3
    2.13     Employee ...................................................     3
    2.14     Employer ...................................................     3
    2.15     Employer Contribution ......................................     3
    2.16     Employer Contribution Account ..............................     3
    2.17     Excess Compensation ........................................     3
    2.18     Matching Contribution ......................................     3
    2.19     Matching Contribution Account ..............................     3
    2.20     Participant ................................................     3
    2.21     Plan .......................................................     3
    2.22     Plan Year ..................................................     3
    2.23     Qualified 401(k) Plan ......................................     3
    2.24     Separation from Service ....................................     3
    2.25     Specified Employee .........................................     4
    2.26     Unforeseeable Emergency ....................................     5

ARTICLE III  PARTICIPATION ..............................................     7
    3.1      Eligibility to Participate .................................     7
    3.2      Continuation of Eligibility ................................     7

ARTICLE IV   DEFERRALS ..................................................     8
    4.2      Additional Rules Governing Deferral Elections ..............     8
    4.3      Matching Contribution ......................................     9
    4.4      Employer Contribution ......................................     9
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
    4.5      Additional Matching Contribution ...........................     9
    4.6      Additional Employer Contribution ...........................     9

ARTICLE V    ACCOUNTS AND CREDITS .......................................    10
    5.1      Credits to Accounts ........................................    10
    5.2      No Funding .................................................    10
    5.3      Deemed Investment of Accounts ..............................    10
    5.4      Reports to Participants ....................................    11

ARTICLE VI   VESTING ....................................................    12

ARTICLE VII  MANNER AND TIMING OF DISTRIBUTION ..........................    13
    7.1      Payment of Benefits ........................................    13
    7.2      Payment Election ...........................................    14
    7.3      Financial Hardship .........................................    15
    7.4      Delayed Distribution .......................................    15
    7.5      Inclusion in Income Under Section 409A .....................    16
    7.6      Domestic Relations Order ...................................    16
    7.7      De Minimis Amounts .........................................    17

ARTICLE VIII PLAN OPERATION AND ADMINISTRATION ..........................    18
    8.1      Administrator ..............................................    18
    8.2      Committee ..................................................    18
    8.3      Authority to Act ...........................................    18
    8.4      Information from Participants ..............................    18
    8.5      Committee Discretion .......................................    18
    8.6      Committee Members' Conflict of Interest ....................    19
    8.7      Governing Law ..............................................    19
    8.8      Expenses ...................................................    19
    8.9      Minor or Incompetent Payees ................................    19
    8.10     Withholding ................................................    19
    8.11     Indemnification ............................................    19

ARTICLE IX ..............................................................    21
    9.1      Claims .....................................................    21
    9.2      Review .....................................................    21
    9.3      Disability .................................................    22

ARTICLE X ...............................................................    23

ARTICLE XI ..............................................................    24
    11.1     Headings ...................................................    24
    11.2     No Contract of Employment ..................................    24
    11.3     Rights of Participants and Beneficiaries ...................    24
    11.4     Nonalienation of Benefits ..................................    24
    11.5     Tax Treatment ..............................................    24
    11.6     Other Plans and Agreements .................................    24


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
    11.7     Number and Gender ..........................................    25
    11.8     Plan Provisions Controlling ................................    25
    11.9     Severability ...............................................    25
    11.10    Evidence Conclusive ........................................    25
    11.11    Status of Plan Under ERISA .................................    25
    11.12    Name and Address Changes ...................................    26
    11.13    Assignability by Corporation ...............................    26
    11.14    Special rule for 2005-2006 .................................    26


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                                    ARTICLE I

                                  INTRODUCTION

1.1  ESTABLISHMENT AND EFFECTIVE DATE

     Brady Corporation established the Brady Corporation Restoration Plan effective as of January 1, 2000, and it is hereby restated effective as of January 1, 2005.

1.2  PURPOSE

     The Plan is intended to restore to key management employees of Brady and its affiliates income deferral opportunities and employer contributions they would have had under the Company's tax qualified Brady Matched 401(k) Plan and Brady Funded Retirement Plan but for the limitations of the Internal Revenue Code of 1986, as amended and to provide certain additional benefits.

1.3  SECTION 409A

     This document is intended to comply with the provisions of Section 409A of the Internal Revenue Code and shall be interpreted accordingly. If any provision or term of this document would be prohibited by or inconsistent with the requirements of Section 409A of the Code, then such provision or term shall be deemed to be reformed to comply with Section 409A of the Code.

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                                   ARTICLE II

                                   DEFINITIONS

The following terms, when used in the Plan with initial capital letters, shall have the meaning given to them in this Article.

2.1 ACCOUNT shall mean the account maintained to record a Participant's interest in the Plan and shall be composed of the following subaccounts:
     Elective Deferral Account, Matching Contribution Account and Employer Contribution Account.

2.2 ADDITIONAL EMPLOYER CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.6.

2.3 ADDITIONAL MATCHING CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.5.

2.4 AFFILIATE shall mean each incorporated or unincorporated trade or business in which Brady Corporation directly or indirectly owns, as applicable, eighty percent (80%) of the voting stock or eighty percent (80%) of the capital or profits interest.

2.5 BENEFICIARY means the person, persons, or entity designated by the Participant to receive any benefits payable under the Plan on or after the Participant's death. Each Participant shall be permitted to name, change or revoke the Participant's designation of a Beneficiary in writing on a form and in the manner prescribed by the Employer; provided, however, that the designation on file with the Employer at the time of the Participant's death shall be controlling. Should a Participant fail to make a valid Beneficiary designation or leave no named Beneficiary surviving, any benefits due shall be paid to such Participant's spouse, if living; or if not living, then any benefits due shall be paid to such Participant's estate. A Participant may designate a primary beneficiary and a contingent beneficiary; provided, however, that the Employer may reject any such instrument tendered for filing if it contains successive beneficiaries or contingencies unacceptable to it. If all Beneficiaries who survive the Participant shall die before receiving the full amounts payable hereunder, then the payments shall be paid to the estate of the Beneficiary last to die.

2.6  BOARD shall mean the Board of Directors of Brady Corporation.

2.7 CODE shall mean the Internal Revenue Code of 1986, as amended, and any regulations issued thereunder.

2.8  COMMITTEE shall mean the Compensation Committee of the Board.

2.9 COMPENSATION shall mean the total compensation payable to a Participant by the Employer for any period (prior to elective deferrals under this Plan or any other plan or deferral agreement) required to be reported as wages on the Employee's Form W-2 for income tax purposes, but reduced by all of the following items (even if includable in


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     gross income): reimbursements or other expense allowances, fringe benefits
     (cash and non-cash), moving expenses and welfare benefits.

2.10 ELECTIVE DEFERRAL shall mean the portion of a Participant's Compensation that is reduced and credited to his Elective Deferral Account pursuant to his election under Section 4.1.

2.11 ELECTIVE DEFERRAL ACCOUNT shall mean the account maintained to record a Participant's interest in the Plan attributable to his Elective Deferrals.

2.12 ELIGIBLE EMPLOYEE shall mean an Employee eligible under Section 3.1 and 3.2(a).

2.13 EMPLOYEE shall mean an employee of the Employer.

2.14 EMPLOYER shall mean Brady Corporation and any Affiliate that adopts the Plan with the approval of the Board.

2.15 EMPLOYER CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.4.

2.16 EMPLOYER CONTRIBUTION ACCOUNT shall mean the account maintained to record a Participant's interest in the Plan attributable to Employer Contributions and Additional Employer Contributions on his behalf.

2.17 EXCESS COMPENSATION shall mean the portion of Compensation earned by a Participant during a Plan Year after the date the Compensation he has earned during the Plan Year equals the limit in Code Section 401(a)(17) for such Plan Year.

2.18 MATCHING CONTRIBUTION shall mean the amount credited to a Participant pursuant to Section 4.3.

2.19 MATCHING CONTRIBUTION ACCOUNT shall mean the account maintained to record a Participant's interest in the Plan attributable to Matching Contributions and Additional Matching Contributions on his behalf.

2.20 PARTICIPANT shall mean (i) an Eligible Employee under Section 3.1 and 3.2(a) or (ii) a former Eligible Employee who has an Account under the Plan.

2.21 PLAN shall mean the Brady Corporation Restoration Plan, as set forth in this document, as the same may be amended or restated from time to time.

2.22 PLAN YEAR shall mean the calendar year.

2.23 QUALIFIED 401(K) PLAN shall mean the Brady Matched 401(k) Plan (or any successor plan thereto qualified under Code Sections 401(a) and 401(k)).


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2.24 SEPARATION FROM SERVICE means a termination of employment with the Employer and all affiliates of the Employer for any reason (including retirement, death, disability or other termination) subject to the following:

     (a) The employment relationship is treated as continuing intact while the individual is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed six months, or if longer, so long as the individual's right to reemployment with the employer is provided either by statute or by contract. If the period of leave exceeds six months and the individual's right to reemployment is not provided either by statute or by contract, the employment relationship is deemed to terminate on the first date immediately following such six-month period.

     (b) Whether a termination of employment has occurred is determined based on the facts and circumstances. Where an employee either actually or purportedly continues in the capacity of an employee, such as through the execution of an employment agreement under which the employee agrees to be available to perform services if requested, but the facts and circumstances indicate that the employer and the employee did not intend for the employee to provide more than insignificant services for the employer, an employee will be treated as having a Separation from Service. For purposes of the preceding sentence, an employer and employee will not be treated as having intended for the employee to provide insignificant services where the employee continues to provide services as an employee at an annual rate that is at least equal to 20 percent of the services rendered, on average, during the immediately preceding three full calendar years of employment (or, if employed less than three years, such lesser period). Where an employee continues to provide services to a previous employer in a capacity other than as an employee, a Separation from Service will not be deemed to have occurred if the former employee is providing services at an annual rate that is 50 percent or more of the services rendered, on average, during the immediately preceding three full calendar years of employment (or if employed less than three years, such lesser period) and the annual remuneration for such services is 50 percent or more of the annual remuneration earned during the final three full calendar years of employment (or if less, such lesser period). For purposes of this definition, the annual rate of providing services is determined based upon the measurement used to determine the individual's base compensation (for example, amounts of time required to earn salary, hourly wages, or payments for specific projects).

2.25 SPECIFIED EMPLOYEE

     (a) In General. "Specified Employee" means a "key employee" as defined in Code Section 416(i) (disregarding Section 416(i)(5)), i.e., an employee who at any time during the 12 month period ending on an identification date is an officer of the Employer or one of its affiliates having an annual compensation greater than $130,000, a 5% owner of the Employer or one of its affiliates or a 1% owner of


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          the Employer or one of its affiliates having compensation of more than
          $150,000. The $130,000 amount described in the preceding sentence shall be adjusted for cost of living increases in such amounts and at such times as specified by the Internal Revenue Service. Further, no more than 50 employees (or, if lesser, the greater of 3 or 10% of the employees) shall be treated as officers. The foregoing definition shall be interpreted at all times in a manner consistent with such regulations as may be adopted from time to time by the Internal
          Revenue Service for purposes of applying the key employee definition of Section 416(i) to the requirements of Code Section 409A. If a person is a key employee as of an identification date, the person is treated as a Specified Employee for the 12-month period beginning on the first day of the fourth month following the identification date. The "identification date" is December 31.

     (b) Spinoffs and Mergers. Where a new corporation or entity (new corporation) is established as part of a corporate division governed by Code Section 355 from a corporation that is publicly traded on an established securities market or otherwise (old corporation), any employee of the new corporation who was a key employee of the old corporation immediately prior to the spinoff is a key employee of the new corporation until the end of the 12-month period beginning on the first day of the fourth month following the old corporation's last identification date preceding the spinoff transaction. Where two corporations (pre-merger corporations) are merged or become part of the same controlled group of corporations, any employee of the merged corporation who was a key employee of either of the pre-merger corporations immediately before the merger is a key employee of the merged corporation until the first day of the fourth month after the identification date of the merged corporation next following the merger.

     (c) Nonresident alien employees. For purposes of determining key employees, all employees are generally included, including employees who are nonresident aliens, as defined in IRS Regulation Section 1.409A-1(j). However, for purposes of applying the delay in distribution rule of Section 7.1(b) to Specified Employees, all employees that are nonresident aliens during the entire 12-month period ending with the relevant identification date are excluded for purposes of determining which employees are key employees; provided that the Employer shall apply such exclusion with respect to all arrangements of the Employer, and any change to include such nonresident alien employees may not be effective for a period of 12 months.

2.26 UNFORESEEABLE EMERGENCY means a severe financial hardship to a Participant resulting from an illness or accident of the Participant or the Participant's spouse or dependent (as defined in Section 152(a) of the Code), loss of the Participant's property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance, for example, as a result of a natural disaster), or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. For example, the imminent foreclosure of or eviction from the Participant's primary residence may constitute an Unforeseeable Emergency. In addition, the need to


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     pay for medical expenses, including non-refundable deductibles, as well as for the costs of prescription drug medication, may constitute an Unforeseeable Emergency. Finally, the need to pay for funeral expenses of a spouse or a dependent (as defined in Code section 152(a)) may also constitute an Unforeseeable Emergency. Except as otherwise provided above, the purchase of a home and the payment of college tuition are not Unforeseeable Emergencies. Whether a Participant is faced with an Unforeseeable Emergency is to be determined based on the relevant facts and circumstances of each case.


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                                   ARTICLE III

                                  PARTICIPATION

3.1  ELIGIBILITY TO PARTICIPATE

     An Employee shall be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of Article IV beginning on the date the Committee advises the Employee he is eligible because the Committee in its discretion has determined that the Employee may reasonably be anticipated to earn Compensation from the Employer in excess of the limit described in Code Section 401(a)(17).

3.2  CONTINUATION OF ELIGIBILITY

     (a) An Employee shall continue to be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of
          Article IV only for so long as he continues in employment with the Employer.

     (b) An individual who has a Separation from Service shall cease to be eligible and shall again be eligible to elect deferrals and receive Employer contributions in accordance with the provisions of Article IV only in accordance with Section 3.1.


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                                   ARTICLE IV

                                    DEFERRALS

4.1  ELECTIVE DEFERRALS

     (a) An Eligible Employee may elect an Elective Deferral of up to four percent (4%) of his Excess Compensation for services performed during a Plan Year by completing and filing such forms as may be required by the Employer.

     (b) An Eligible Employee's Elective Deferral election under paragraph (a) of this Section shall apply to and reduce his Excess Compensation, i.e., the portion of his Compensation earned during a Plan Year after the date the Compensation he has earned during the Plan Year equals the limit in Code Section 401(a)(17) for such Plan Year.

4.2  ADDITIONAL RULES GOVERNING DEFERRAL ELECTIONS

     (a) An Eligible Employee's election under Section 4.1 shall (i) if made within the thirty (30) day period following the date he is first eligible to participate in the Plan, be effective for that portion of his Excess Compensation to be paid for services performed subsequent to the election, and (ii) if not made within said thirty (30) day period, be effective for Excess Compensation paid for services performed during the Plan Year following the date the election is received by the Employer, or its designee.

     (b) An Eligible Employee's election for a Plan Year under this Article IV shall be irrevocable after the last day upon which such election is permitted to be made for such Plan Year and shall continue in effect for subsequent Plan Years until changed or revoked pursuant to paragraph (c) below.

     (c) An Eligible Employee may change or revoke his election which would otherwise be effective for a Plan Year by completing and filing such forms as may be required by the Employer by the last day of the preceding Plan Year.

     (d) Notwithstanding paragraphs (a), (b) and (c), in the event that a Participant makes application for a hardship distribution under
          Section 7.3 and the Administrator determines that an Unforeseeable Emergency exists, his deferral election otherwise in effect under this
          Article IV shall immediately terminate upon such determination. To resume deferrals thereafter, a Participant must make an election satisfying the provisions of paragraph (c).

     (e) Notwithstanding paragraphs (a), (b) and (c), if an Eligible Employee receives a withdrawal of his elective contributions under the Qualified 401(k) Plan or any other 401(k) plan (i.e., a qualified cash or deferred arrangement) of the Employer (or any affiliate treated under the Code as a single employer with the Employer


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          for purposes of the 401(k) plan) due to financial hardship pursuant to
          IRS Regulation Section 1.40(k)-1(d)(3) or its successor, his deferral election under this Section 4.1 shall be revoked automatically (effective on the date such hardship withdrawal is paid). In addition, such Eligible Employee shall not be eligible to have another deferral election in effect until the first day of the Plan Year which begins after a six month suspension period that begins on the first day of the calendar month following the date the hardship withdrawal is paid. Such Eligible Employee may then resume deferrals by making an election, pursuant to the rules of paragraph (c) above, effective for any Plan Year which begins after the end of such suspension period.

4.3  MATCHING CONTRIBUTION

     An Eligible Employee shall be credited with a Matching Contribution for a Plan Year in an amount equal to the amount of the Elective Deferral made on the Eligible Employee's behalf for the Plan Year.

4.4  EMPLOYER CONTRIBUTION

     An Eligible Employee shall be credited with an Employer Contribution for a Plan Year in an amount equal to 4% of the Eligible Employee's Excess Compensation for the Plan Year; provided the Eligible Employee remains in the Employer's employ on the last day of such Plan Year.

4.5  ADDITIONAL MATCHING CONTRIBUTION

     There shall be credited to the Participant's Matching Contribution Account for a Plan Year an amount in addition to amounts credited under Section 4.3 for the same year. The amount credited under this Section 4.5 shall be equal to .04(X-(Y-Z)) where X is the limit in Code Section 401(a)(17) for such Plan Year, Y is the Participant's Compensation for the Plan Year as defined in Section 2.9 and Z is the amount of elective deferrals for the Plan Year under all nonqualified deferred compensation plans and agreements (including this Plan) of the Employer covering the Participant. No amount shall be credited under this Section if X does not exceed the remainder of Y minus Z.

4.6  ADDITIONAL EMPLOYER CONTRIBUTION

     As of the last day of a Plan Year, there shall be credited to the Participant's Employer Contribution Account an amount in addition to amounts credited under Section 4.4 for the same year. The amount credited under this Section 4.6 shall be equal to .04(X-(Y-Z)) where X is the limit in Code Section 401(a)(17) for such Plan Year, Y is the Participant's Compensation for the Plan Year as defined in Section 2.9 and Z is the amount of elective deferrals for the Plan Year under all nonqualified deferred compensation plans and agreements (other than this Plan) of the Employer covering the Participant. No amount shall be credited under this
     Section if X does not exceed the remainder of Y minus Z."


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                                    ARTICLE V

                              ACCOUNTS AND CREDITS

5.1  CREDITS TO ACCOUNTS

     (a) An amount equal to the amount by which a Participant's Compensation has been reduced pursuant to his deferral election under Section 4.1 shall be credited to his Elective Deferral Account.

     (b) Matching Contributions and Additional Matching Contributions on a Participant's behalf shall be credited to his Matching Contribution Account.

     (c) Employer Contributions and Additional Employer Contributions on a Participant's behalf shall be credited to his Employer Contribution Account.

     (d) Said credits shall be made at times established by the Committee but no later than as of the last day of the Plan Year to which they relate.

     (e) Each Account shall also be credited or charged with deemed earnings and losses as if it were invested in accordance with Section 5.3.

5.2  NO FUNDING

     (a) The right of any individual to receive payment under the provisions of this Plan shall be an unsecured claim against the general assets of the Employer, and no provisions contained in this Plan, nor any action taken pursuant to this Plan, shall be construed to give any individual at any time a security interest in any asset of the Employer, of any affiliated company, or of the stockholders of the Employer. The liabilities of the Employer to any individual pursuant to this Plan shall be those of a debtor pursuant to such contractual obligations as are created by this Plan and, to the extent any person acquires a right to receive payment from the Employer under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Employer.

     (b) The Employer may establish a grantor trust (but shall not be required to do so) to which shall be contributed (subject to the claims of the general creditors of the Employer) the amounts credited to the Accounts. If a grantor trust is so established, except as specifically provided otherwise by the terms of the trust agreement for the trust, payment by the trust of the amounts due to a Participant or his Beneficiary under the Plan shall be considered a payment by the Employer for purposes of the Plan.

5.3  DEEMED INVESTMENT OF ACCOUNTS

     (a) The Committee shall select one or more investment funds for the deemed investment of Accounts. However, in no event shall the Employer be required to


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          make any such investment in the investment funds, and to the extent such investments are made, such investments shall remain an asset of the Employer subject to the claims of its general creditors.

     (b) On the date credited to the respective Account, a Participant's Elective Deferrals, Matching Contributions, Additional Matching Contributions, Employer Contributions and Additional Employer Contributions shall be deemed to be invested in one or more of the investment funds designated by the Participant for such deemed investment. Once made, the Participant's investment designation shall continue in effect for all future Elective Deferrals, Matching Contributions, Additional Matching Contributions, Employer Contributions and Additional Employer Contributions until changed by the Participant. Any such change may be elected by the Participant at the times established by the Committee, which shall be no less frequently than quarterly, and shall be effective only for Elective Deferrals, Matching Contributions, Additional Matching Contributions, Employer Contributions and Additional Employer Contributions credited from and after its effective date.

     (c) A Participant may elect to reallocate the balance of his Accounts deemed to be invested in the investment funds under this Section at the times established by the Committee, which shall be no less frequently quarterly.

     (d) All elections and designations under this Section shall be made in accordance with procedures prescribed by the Committee. The Committee may prescribe uniform percentages for such elections and designations.

     (e) Any distribution of a Participant's Account which is not a distribution of the entire account shall be taken pro rata from each of the investment funds in which the account is deemed to be invested.

5.4  REPORTS TO PARTICIPANTS

     The Employer shall provide annual reports to each Participant showing (a) the value of the Account as of the most recent December 31st (b) the amount of contributions made by the Employer for the year ending on such date and
     (c) the amount of any investment earnings or loss credited or debited to the Participant's Account.


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                                   ARTICLE VI

                                     VESTING

     A Participant shall be fully vested and nonforfeitable at all times in all of his Accounts herein.


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                                   ARTICLE VII

                        MANNER AND TIMING OF DISTRIBUTION

7.1  PAYMENT OF BENEFITS

     (a) After a Participant's Separation from Service the Participant's Account shall be paid to the Participant (or in the event of the Participant's death, to the Participant's Beneficiary). Payment shall be made in one of the following forms as specified in the Participant's payment election pursuant to Section 7.2:

          (i) Single Sum. A single sum distribution of the value of the balance of the Account on the first day of the second month following the Participant's Separation from Service; or

          (ii) Installments. This subparagraph (ii) shall only be applicable after April 30, 2006. The value of the balance of the Account shall be paid in annual installments with the first of such installment to be paid on the first day of the second month following the Participant's Separation from Service and with subsequent annual installments to be paid on an anniversary of the payment of the first installment. Annual installments shall be paid in one of the alternative methods specified below over the number of years selected by the Participant in the payment election made pursuant to Section 7.2, but not to exceed 10. The earnings (or losses) provided for in Section 5.1(e) shall continue to accrue on the balance remaining in the Account during the period of installment payments. The alternative methods available are as follows:

                    (A) Fractional Method. The annual installment shall be
               calculated by multiplying the most recent value of the Account by a fraction, the numerator of which is one, and the denominator of which is the remaining number of annual payments due the Participant. By way of example, if the Participant elects a 10 year annual installment method, the first payment shall be one-tenth (1/10) of the Account balance. The following year, the payment shall be one-ninth (1/9) of the Account balance.

                    (B) Percentage or Fixed Dollar Method. The annual
               installment shall be calculated by multiplying the most recent value of the Account, in the case of the percentage method, by the percentage selected by the Participant and paying out the resulting amount or, in the case of the fixed dollar method, by paying out the fixed dollar amount selected by the Participant for the number of years selected by the Participant. However, in the event the dollar amount selected is more than the value of the Account in any given year, the entire value of the Account will be distributed. Further, regardless of the method selected by the Executive, the final installment payment will include 100% of the then remaining Account value.

     (b) In the case of a Participant who is a Specified Employee, payment pursuant to paragraph (a) above shall commence no earlier than the first day of the seventh month following the Participant's Separation from Service. This delay in distribution rule does not apply if the payment is being made as a result of the Participant's death or disability. For this purpose, "disability" means that the Participant:

          (i) is unable to engage in any substantial gainful activity by reason of any medically determinable or physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

          (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continued period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the employees of the Employer or one of its affiliates in which the Participant is covered.

7.2  PAYMENT ELECTION

     An individual who first becomes a Participant at the beginning of a Plan Year shall, prior to his date of participation, complete a payment election form specifying the form of payment applicable to such Participant's Account under the Plan. Absent an actual election by such Participant by the effective date of participation, the Participant shall be deemed to have elected the five (5) annual installment payment form. An individual who first becomes a Participant other than on the first day of a Plan Year shall, no later than 30 days after the effective date of participation, complete a payment election form specifying the form of payment applicable to such Participant's Account. In the event such a Participant does not make an actual election within such 30 day period, the Participant shall be deemed to have elected the five (5) annual installment payment form; provided, however, that if such Participant is already a participant in any other nonqualified plan or plans sponsored by the Employer of the account balance type, the most recent payment election with respect to any one of those plans shall be the payment election form deemed elected under this Plan regardless of whether the individual elects a different payment election form during that initial 30 day period. Elections shall be made on a "payment election form" - the form established from time to time by the Committee which a Participant completes, signs and returns to the Committee to make an election under the Plan. To the extent authorized by the Committee, such form may be provided electronically and, in such case, need not be signed by the Participant. A Participant may change the form of payment by completing and filing a new payment election form with the Committee, and the payment election form on file with the Committee as of the date of the Participant's Separation from Service shall be controlling. Notwithstanding the foregoing, a payment election form changing the Participant's form of payment shall not be effective if the Participant has a Separation from Service within twelve months after the date on which the election change is filed with the Committee. Any change in payment method must have the effect of delaying the commencement of payments to a date which is at least five
     (5) years following the initially scheduled commencement date of payment previously in effect. For purposes of compliance with Code Section 409A, a series of installment payments is designated as a single payment rather than a right to a series of separate payments; therefore, a Participant who has elected (or is deemed to have elected) any option available under
     Section 7.1(a)(i) or (ii) may substitute any of the other options for the option originally selected as long as the foregoing one-year and five year rules are satisfied. A switch from the percentage method to the fixed dollar method or vice versa and a switch from either of those methods to the fractional method or vice versa is considered a substitution of a new option for the original option for purposes of this rule even if the number of yearly installments is not changed. The five year delay rule does not apply if the revised payment method applies only upon the Participant's death or disability. For this purpose, disability has the same meaning as in Section 7.1(b). In the event that the Participant's new payment election would not be effective under the foregoing rules, the payment election previously in effect shall be controlling.

7.3  FINANCIAL HARDSHIP

     A partial or total distribution of the Participant's Account shall be made prior to Separation from Service upon the Participant's request and a demonstration by the Participant of severe financial hardship as a result of an Unforeseeable Emergency. Such distribution shall be made in a single sum as soon as administratively practicable following the Committee's determination that the foregoing requirements have been met. In any case, a distribution due to Unforeseeable Emergency may not be made to the extent that such emergency is or may be relieved through reimbursement or compensation from insurance or otherwise, by liquidation of the Participant's assets, to the extent the liquidation of such assets would not cause severe financial hardship, or by cessation of deferrals under
     Article IV. Distributions because of an Unforeseeable Emergency must be limited to the amount reasonably necessary to satisfy the emergency need (which may include amounts necessary to pay any Federal, state, or local income taxes or penalties reasonably anticipated to result from the distribution). Determinations of amounts reasonably necessary to satisfy the emergency need must take into account any additional compensation that is available because of cancellation of a deferral election under Article IV upon a payment due to an Unforeseeable Emergency. The payment may be made from any arrangement in which the Participant participates that provides for payment upon an Unforeseeable Emergency, provided that the arrangement under which the payment was made must be designated at the time of payment.

7.4  DELAYED DISTRIBUTION

     (a) A payment otherwise required to be made pursuant to the provisions of this Article VII shall be delayed if the Employer reasonably anticipates that the Employer's deduction with respect to such payment would be limited or eliminated by application of Code Section 162(m); provided, however that such payment shall be made on the earliest date on which the Employer anticipates that the deduction of the payment of the amount will not be limited or eliminated by application of Code Section 162(m). In any event, such payment shall be made no later than the last day of the calendar year in which the Participant has a Separation from Service.

     (b) A payment otherwise required under this Article VII shall be delayed if the Employer reasonably anticipates that the making of the payment will violate a term of a loan agreement to which the Employer is a party, or other similar contract to which the Employer is a party, and such violation will cause material harm to the Employer; provided, however, that payments shall be made on the earliest date on which the Employer reasonably anticipates that the making of the payment will not cause such violation, or such violation will not cause material harm to the Employer, and provided that the facts and circumstances indicate that the Employer entered into the loan agreement (including such covenant) or other similar contract for legitimate reasons, and not to avoid the restrictions on deferral elections and subsequent deferral elections under Code Section 409A.

     (c) A payment otherwise required under this Article VII shall be delayed if the Employer reasonably anticipates that the making of the payment will violate federal securities laws or other applicable law; provided, however, that payments shall nevertheless be made on the earliest date on which the Employer reasonably anticipates that the making of the payment will not cause such violation. (The making of a payment that would cause inclusion in gross income or the applicability of any penalty provision or other provision of the Code is not treated as a violation of applicable law.)

     (d) A payment otherwise required under this Article VII shall be delayed upon such other events and conditions as the Internal Revenue Service may prescribe in generally applicable guidance published in the Internal Revenue Bulletin.

7.5  INCLUSION IN INCOME UNDER SECTION 409A

     Notwithstanding any other provision of this Article VII, in the event this Plan fails to satisfy the requirements of Code Section 409A and regulations thereunder with respect to any Participant, there shall be distributed to such Participant as promptly as possible after the Administrator becomes aware of such fact of noncompliance such portion of the Participant's Account balance hereunder as is included in income as a result of the failure to comply, but no more.

7.6  DOMESTIC RELATIONS ORDER

     Notwithstanding any other provision of this Article VII, payments shall be made from the Account of a Participant in this Plan to such individual or individuals (other than the

     Participant) and at such times as are necessary to comply with a domestic relations order (as defined in Code Section 414(p)(1)(B)).

7.7  DE MINIMIS AMOUNTS

     Notwithstanding any other provision of this Article VII hereof, a Participant's Account balance shall automatically be distributed to the Participant on or before the later of December 31 of the calendar year in which occurs the Participant's Separation from Service or the 15th day of the third month following the Participant's Separation from Service if the total amount in such Account balance at the time of distribution, when aggregated with all other amounts payable to the Participant under all arrangements benefiting the Participant described in IRS Regulations
     Section 1.409A-1(c) (or any successor thereto), do not exceed $10,000. The foregoing lump sum payment shall be made automatically and any other distribution elections otherwise applicable with respect to the individual in the absence of this provision shall not apply.

                                  ARTICLE VIII

                        PLAN OPERATION AND ADMINISTRATION

8.1  ADMINISTRATOR

     The Committee shall be the plan administrator and shall be responsible for and perform the duties imposed on a plan administrator.

8.2  COMMITTEE

     The Committee shall have the power and duty to administer the Plan in accordance with its terms, including, but not limited to, the following:

     (a) to make and enforce such rules and regulations as it may deem necessary or desirable for the efficient administration of the Plan;

     (b) to interpret the Plan, including the right to remedy possible ambiguities, inconsistencies or omissions;

     (c) to decide all questions related to participation in, and payment of amounts under, the Plan, including all factual questions related thereto; and

     (d)  to maintain all necessary records for the administration of the Plan.

8.3  AUTHORITY TO ACT

     Brady Corporation or the Committee may authorize one or more of Brady Corporation's employees, members, representatives or agents, as applicable, to execute on its behalf instructions or directions to any interested party, and any such interested party may rely thereupon and the information contained therein.

8.4  INFORMATION FROM PARTICIPANTS

     Each Participant and Beneficiary shall furnish the Committee in the form prescribed by it and at its request, such personal data, affidavits, authorizations to obtain information, or other information as the Committee deems necessary or desirable for the administration of the Plan.

8.5  COMMITTEE DISCRETION

     The Committee has full and complete discretionary authority to determine eligibility for benefits, to construe the terms of the Plan and to decide any matter presented through the claims review procedure. Any final determination by the Committee (including claims decisions made pursuant to Article IX) shall be binding on all parties and afforded the maximum deference allowed by law. If challenged in court, such determination shall not be subject to de novo review and shall not be overturned unless proven to be arbitrary and capricious upon the evidence considered by the Committee at the time of such determination.

8.6  COMMITTEE MEMBERS' CONFLICT OF INTEREST

     A member of the Committee who is covered hereunder may not vote or decide upon any matter relating solely to himself or vote in any case in which his individual right to any benefit under the Plan is particularly involved. Decisions shall be made by remaining Committee or Board members even if there is no quorum under normal Committee or Board rules.

8.7  GOVERNING LAW

     This Plan shall be construed in accordance with the laws of the State of Wisconsin to the extent not preempted by the provisions of the Employee Retirement Income Security Act of 1974, as amended, or other federal law.

8.8  EXPENSES

     All expenses and costs incurred in connection with the administration and operation of the Plan shall be borne by the Employer and/or the Trust.

8.9  MINOR OR INCOMPETENT PAYEES

     If a person to whom a benefit is payable is a minor or is otherwise incompetent by reason of a physical or mental disability, the Committee may cause the payments due to such person to be made to another person for the first person's benefit without any responsibility to see to the application of such payment. Such payments shall operate as a complete discharge of the obligations to such person under the Plan.

8.10 WITHHOLDING

     The Employer shall comply with all applicable tax and governmental withholding requirements. To the extent required by law, the Employer shall withhold any taxes required to be withheld by the federal or any state or local government from payments made hereunder or from any other amounts paid to a Participant by the Employer. If FICA taxes must be withheld in connection with amounts credited hereunder before payments are otherwise due hereunder and if there are no other wages from which to withhold them, the Employer shall pay such FICA taxes generated by such payment (and taxes under Code Section 3401 triggered thereby and additional taxes under
     Section 3401 attributable to pyramiding of Section 3401 wages and taxes) but no more and the Participant's Account hereunder shall be reduced by an amount equal to the payments made by the Employer.

8.11 INDEMNIFICATION

     Except as otherwise provided by law, neither the Board nor the Committee nor any individual member of the Board or the Committee, nor the Employer, nor any officer, shareholder or employee of the Employer shall be liable for any error of judgment, action or failure to act hereunder or for any good faith exercise of discretion, excepting only liability for gross negligence or willful misconduct. Such individuals and entities shall be indemnified and held harmless by the Employer against any and all claims, damages, liabilities, costs and expenses (including attorneys' fees) arising by reason of any good faith error of omission or commission with respect to any responsibility, duty or action hereunder. Nothing herein contained shall preclude the Employer from purchasing insurance to cover potential liability of one or more persons who serve in an administrative capacity with respect to the Plan.

                                   ARTICLE IX

                                CLAIMS PROCEDURE

9.1  CLAIMS

     If the Participant or the Participant's Beneficiary (hereinafter referred to as a "Claimant") is denied all or a portion of an expected benefit under the Plan for any reason, he or she may file a claim with the Committee or its designee. The Committee or its designee shall notify the Claimant within 60 days of allowance or denial of the claim, unless the Claimant receives written notice prior to the end of the sixty (60) day period stating that special circumstances require an extension of the time for decision and specifying the expected date of decision. The notice of the such decision shall be in writing, sent by mail to the Claimant's last known address, and if a denial of the claim, must contain the following information:

     (a)  the specific reasons for the denial;

     (b) specific reference to pertinent provisions of the Plan on which the denial is based;

     (c) if applicable, a description of any additional information or material necessary to perfect the claim, an explanation of why such information or material is necessary, and an explanation of the claims review procedure; and

     (d) a description of the Plan's claims review procedure, including a statement of the Claimant's right to bring a civil action under
          Section 502 of ERISA if the Claimant's claim is denied upon review.

9.2  REVIEW

     A Claimant is entitled to request a review of any denial of his claim. The request for review must be submitted in writing to the Committee within 60 days after receipt of the notice of the denial. The timely filing of such a request is necessary to preserve any legal recourse which may be available to the Claimant and, absent the submission of request for review within the 60-day period, the claim will be deemed to be conclusively denied. Upon submission of a written request for review, the Claimant or his representative shall be entitled to review all pertinent documents, and to submit issues and comments in writing for consideration by the Committee. The Committee shall fully and fairly review the matter and shall consider all information submitted in the review request, without regard to whether or not such information was submitted or considered in the initial claim determination. The Committee shall promptly respond to the Claimant, in writing, of its decision within 60 days after receipt of the review request. However, due to special circumstances, if no response has been provided within the first 60 days, and notice of the need for additional time has been furnished within such period, the review and response may be made within the following 60 days. The Committee's decision shall include specific reasons for the decision, including references to the particular Plan provisions upon which the decision is based, notification that the Claimant can receive or review copies of all documents, records and information relevant to the claim, and information as to the Claimant's right to file suit under
     Section 502(a) of ERISA.

9.3  DISABILITY

     If a determination of disability for purposes of Section 7.1(b) or 7.2 becomes necessary and if such determination is considered to be with respect to a claim for benefits based on disability for purposes of 29 CFR
     Section 2560.503-1, then the Committee shall adopt and administer a special procedure for considering such disability claims meeting the requirements of 29 CFR Section 2560.503-1 for disability benefit claims.

                                   ARTICLE X

                            AMENDMENT AND TERMINATION

     Brady Corporation (through its Board of Directors or authorized officers or employees and/or the Committee) reserves the right to alter or amend the Plan, or any part thereof, in such manner as it may determine, at any time and for any reason. Further, the Board of Directors of Brady Corporation reserves the right to terminate the Plan, at any time and for any reason. Notwithstanding the foregoing, in no event shall any amendment or termination deprive any Participant or Beneficiary of any amounts credited to him under this Plan as of the date of such amendment or termination; provided, however, that Brady Corporation may prospectively change the manner in which earnings are credited or discontinue the crediting of earnings and, further, Brady Corporation may make any amendment it deems necessary or desirable for purposes of compliance with the requirements of Code Section 409A and regulations thereunder.

     If this Plan is terminated, no additional deferrals or contributions shall be credited to any Participant Account hereunder. Following Plan termination, Participants' Accounts shall be paid at such time and in such form as provided under Article VII of the Plan. Notwithstanding the preceding sentence, either at the time of termination or on a subsequent date Brady Corporation may, in its discretion, determine to distribute the then existing Account balances of Participants and beneficiaries and, following such distribution, there shall be no further obligation to any Participant or beneficiary under this Plan; provided, however, that the authority granted to Brady Corporation under this sentence shall be implemented only to the extent permissible under Code Section 409A and regulations and other guidance issued by the Internal Revenue Service interpreting the provisions of that Section.

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

11.1 HEADINGS

     The headings of the Plan have been inserted for convenience of reference and shall be ignored in the construction of the provisions herein.

11.2 NO CONTRACT OF EMPLOYMENT

     The existence of the Plan shall not create or change any contract, express or implied, between the Employer and its employees and shall not affect the Employer's right to take any action with respect to its employees.

11.3 RIGHTS OF PARTICIPANTS AND BENEFICIARIES

     The interest and rights of a Participant and Beneficiary under the Plan shall be those of a general unsecured creditor of the Employer, and with respect to the creditors of the Employer, no Participant or Beneficiary shall have any preferred claims on, or any beneficial ownership in, the assets of the Employer, including any assets in which the Employer may invest to aid in meeting its obligations under the Plan.

11.4 NONALIENATION OF BENEFITS

     All benefits payable hereunder are for the sole use and benefit of the Participants and their Beneficiaries and, to the extent permitted by law, shall be free, clear and discharged of and from, and are not to be in any way liable for, debts, contracts or agreements, now contracted or which may hereafter be contracted and from all claims and liabilities now or hereafter incurred by any Participant or Beneficiary covered by this Plan. No Participant or Beneficiary covered by this Plan shall have the right to anticipate, surrender, encumber, alienate or assign, whether voluntarily or involuntarily, any of the benefits to become due hereunder unto any person or person upon any terms whatsoever, and any attempt to do so shall be void.

11.5 TAX TREATMENT

     There is no commitment or guarantee with respect to the tax treatment to be accorded to a Participant or Beneficiary under the Plan.

11.6 OTHER PLANS AND AGREEMENTS

     (a) Participation in the Plan shall not affect a Participant's rights to participate in and receive benefits under any other plans of the Employer, nor shall it affect his rights under any other agreement entered into with the Employer, unless explicitly provided otherwise by such agreement.

     (b) Any amount credited under or paid pursuant to the Plan shall not be treated as wages, salary or any other type of compensation or otherwise taken into account in the determination of the Participant's benefits under any other plans of the Employer, unless explicitly provided otherwise by such plan.

11.7 NUMBER AND GENDER

     The use of the singular shall be interpreted to include the plural and the plural the singular, as the context shall require. The use of the masculine, feminine or neuter shall be interpreted to include the masculine, feminine or neuter, as the context shall require.

11.8 PLAN PROVISIONS CONTROLLING

     In the event of any conflict between the provisions of the Plan and the provisions of a summary or description of the Plan or the terms of any agreement or instrument related to the Plan, the provisions of the Plan shall be controlling.

11.9 SEVERABILITY

     If any provisions of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan, but this Plan shall be construed and enforced as if the illegal and invalid provisions had never been included herein.

11.10 EVIDENCE CONCLUSIVE

     The Employer, the Committee and any person or persons involved in the administration of the Plan shall be entitled to rely upon any certification, statement, or representation made or evidence furnished by any person with respect to any facts required to be determined under any of the provisions of the Plan, and shall not be liable on account of the payment of any monies or the doing of any act or failure to act in reliance thereon. Any such certification, statement, representation, or evidence, upon being duly made or furnished, shall be conclusively binding upon the person furnishing it but not upon the Employer, the Committee or any other person involved in the administration of the Plan. Nothing herein contained shall be construed to prevent any of such parties from contesting any such certification, statement, representation, or evidence or to relieve any person from the duty of submitting satisfactory proof of any fact.

11.11 STATUS OF PLAN UNDER ERISA

     The Plan is intended to be an unfunded plan maintained by an Employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, as described in
     Section 201(2), Section 301(a)(3), Section 401(a)(1) and Section 4021(b)(6) of the Employee Retirement Income Security Act of 1974, as amended.

11.12 NAME AND ADDRESS CHANGES

     Each Participant shall keep his name and address on file with the Employer and shall promptly notify the Employer of any changes in his name or address. All notices required or contemplated by this Plan shall be deemed to have been given to a Participant if mailed with adequate postage prepaid thereon addressed to him at his last address on file with the Employer. If any check in payment of a benefit hereunder (which was mailed to the last address of the payee as shown on the Employer's records) is returned unclaimed, further payments shall be discontinued unless evidence is furnished that the recipient is still alive.

11.13 ASSIGNABILITY BY CORPORATION

     The Employer shall have the right to assign all of its right, title and obligation in and under this Plan upon a merger or consolidation in which the Employer is not the surviving entity or to the purchaser of substantially its entire business or assets or the business or assets pertaining to a major product line, provided such assignee or purchaser assumes and agrees to perform after the effective date of such assignment all of the terms, conditions and provisions imposed by this Plan upon the Employer. Upon such assignment, all of the rights, as well as all obligations, of the Employer under this Plan shall thereupon cease and terminate.

11.14 SPECIAL RULE FOR 2005-2006.

     Notwithstanding the usual rules regarding distribution elections contained in Article VII, a Participant, on or before December 31, 2006, may make an election as to distribution of his Account from among the choices described in Section 7.1 hereof without complying with the rules described in Section
     7.2 hereof as long as the effect of the election is not to accelerate payments into 2006 or to defer payments which would otherwise have been made in 2006. Such election shall become effective after the last day upon which it is permitted to be made. In order to change any such election after it has become effective, the requirements of Section 7.2 hereof must be satisfied.

     IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute this Plan document on its behalf this 16th day of February, 2006, to be effective as of January 1, 2005.

                                        BRADY CORPORATION


                                        By:      /s/ FRANK M. JAEHNERT
                                            ------------------------------------
                                                     FRANK M. JAEHNERT

                                        Attest:  /s/ CONRAD G. GOODKIND
                                                --------------------------------
                                                     CONRAD G. GOODKIND